UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On May 26, 2017, Big Lots, Inc. (“we,” “us” or “our”) issued a press release and conducted a conference call, both of which: (i) reported our first quarter fiscal 2017 unaudited results; (ii) provided an update on the status of our previously announced $150 million share repurchase program; (iii) provided initial guidance for the second quarter of fiscal 2017; and (iv) updated guidance for fiscal 2017.

The Earnings Press Release and conference call both included “non-GAAP financial measures,” as that term is defined by Rule 101 of Regulation G (17 CFR Part 244) and Item 10 of Regulation S-K (17 CFR Part 229). Specifically, the following non-GAAP financial measures were included: (i) adjusted selling and administrative expenses; (ii) adjusted selling and administrative expense rate; (iii) adjusted operating profit; (iv) adjusted operating profit rate; (v) adjusted income tax expense; (vi) adjusted effective income tax rate; (vii) adjusted net income; and (viii) adjusted diluted earnings per share.
The non-GAAP financial measures exclude from the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) the following items for the periods noted:

Item	Fiscal 2016 First Quarter	Fiscal 2016 Second Quarter	Fiscal 2016 Full Year
After-tax adjustment associated with pension costs of $1.3 million, or $0.03 per diluted share	X
After-tax adjustment associated with pension costs of $0.6 million, or $0.01 per diluted share		X
After-tax adjustment associated with pension costs of $16.8 million, or $0.37 per diluted share			X
After-tax adjustment associated with gain on sale of real estate of $2.4 million, or $0.05 per diluted share			X
The Earnings Press Release posted in the Investor Relations section of our website contains a presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and a reconciliation of the difference between the non-GAAP financial measures and the most directly comparable financial measures calculated and presented in accordance with GAAP.
Our management believes that disclosure of the non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative and more relevant method for measuring our operating performance, excluding special items included in the most directly comparable GAAP financial measures, which our management believes are more indicative of our ongoing operating results and financial condition. These non-GAAP financial measures, along with the most directly comparable GAAP financial measures, are used by our management to evaluate our operating performance.
Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled items reported by other companies.
Attached as exhibits to this Form 8-K are copies of our May 26, 2017 press release (Exhibit 99.1) and the transcript of our May 26, 2017 conference call (Exhibit 99.2), including information concerning forward-looking statements and factors that may affect our future results. The information in Exhibits 99.1 and 99.2 is being furnished, not filed, pursuant to Item 2.02 of this Form 8-K. By furnishing the information in this Form 8-K and the attached exhibits, we are making no admission as to the materiality of any information in this Form 8-K or the exhibits.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At our Annual Meeting of Shareholders held on May 25, 2017 (“Annual Meeting”), our shareholders voted on the following proposals, with 1,794,698 broker non-votes for Proposal One, Proposal Two, Proposal Three and Proposal Four and the remaining votes cast as follows:

•	Proposal One. To elect nine directors to our Board of Directors:

Director	For	Withheld
Jeffrey P. Berger	37,373,990	899,509
David J. Campisi	37,925,450	348,049
James R. Chambers	37,613,071	660,428
Marla C. Gottschalk	37,808,097	465,402
Cynthia T. Jamison	37,986,535	286,964
Philip E. Mallott	36,490,743	1,782,756
Nancy A. Reardon	37,611,875	661,624
Wendy L. Schoppert	38,111,106	162,393
Russell E. Solt	36,804,567	1,468,932

•	Proposal Two. To consider and vote upon a proposal to approve the Big Lots 2017 Long-Term Incentive Plan:

For	34,721,778
Against	3,411,777
Abstain	139,944

•	Proposal Three. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our 2017 Proxy Statement:

For	36,448,813
Against	1,680,900
Abstain	143,786

•	Proposal Four. To vote, on an advisory basis, on the frequency of our future votes on the compensation of our named executive officers:

1 Year	34,056,045
2 Years	15,174
3 Years	4,101,312
Abstain	100,968

•	Proposal Five. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2017:

For	38,246,044
Against	1,803,524
Abstain	18,629

Based on the voting results above, with respect to the advisory vote on the frequency of future votes on the compensation of our named executive officers, the Company has determined to submit an advisory vote to shareholders on an annual basis to approve the compensation of our named executive officers as set forth in our proxy statement for the year.

No other matters were submitted to a vote of our shareholders at the Annual Meeting.

Item 7.01    Regulation FD Disclosure.

Entry into 10b5-1 Plans by our CEO and CFO

On May 31, 2017, David J. Campisi, our President and Chief Executive Officer established a 10b5-1 Plan providing for a third-party broker to exercise certain employee stock options held by Mr. Campisi and sell the shares of Company common stock acquired upon exercise. Exercises and sales under the plan are scheduled to begin on July 1, 2017, and the plan is scheduled to terminate no later than December 31, 2017. Mr. Campisi established his 10b5-1 Plan for tax and financial planning purposes.

On May 31, 2017, Timothy A. Johnson, our Executive Vice President, Chief Administrative Officer and Chief Financial Officer, entered into a 10b5-1 Plan providing for a third-party broker to sell common shares of the Company that Mr. Johnson may acquire upon the vesting of restricted stock awarded to Mr. Johnson in August of 2012, which is anticipated to occur in August of 2017. Mr. Johnson established his 10b5-1 plan for tax and financial planning purposes.

Each of the above-described 10b5-1 Plans was adopted during an authorized trading period and when the officer adopting the plan was not in possession of material non-public information. Transactions under these 10b5-1 Plans will be reported through Form 144 and Form 4 filings made with the Securities and Exchange Commission, as appropriate.

The information disclosed in this Item 7.01 is being furnished, not filed. By furnishing the information in this Item 7.01, the Company is making no admission as to the materiality of such information.

Item 8.01    Other Events.

On May 26, 2017, the Company issued a press release announcing that, on May 25, 2017, its Board of Directors declared a quarterly cash dividend of $0.25 per common share payable on June 23, 2017 to shareholders of record as of the close of business on June 9, 2017. This press release is filed herewith as Exhibit 99.3 hereto and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Big Lots, Inc. press release on operating results and guidance dated May 26, 2017.

	99.2	Big Lots, Inc. conference call transcript dated May 26, 2017.

	99.3	Big Lots, Inc. press release on dividend declaration dated May 26, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: May 31, 2017	By:	/s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Senior Vice President, General Counsel and Corporate Secretary